Exhibit 10.6(a)


                 THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
                SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE OFFERED
                 AND SOLD OR OTHERWISE TRANSFERRED ONLY IF REGISTERED
                     PURSUANT TO THE PROVISIONS OF THAT ACT OR IF
                     AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


                                J&B MANAGEMENT COMPANY
                                 J&B MANAGEMENT CORP.
                             SULGRAVE REALTY CORPORATION
                              WILMART DEVELOPMENT CORP.
                                LEISURE CENTERS, INC.
                                    AS CO-OBLIGORS

                     SHORT TERM STEP-UP BONDS DUE MARCH 15, 2001
                  With Repayment at the Option of the Bond Holder on
                          March 15, 1997 and March 15, 1999

                                       SERIES 1
          $-------------------                     ------------------, ----

          Registered Owner:   ----------------------------------
          Certificate Number: ----------------------------------

                    FOR VALUE RECEIVED, the undersigned, J&B Management Company, a New Jersey general partnership, J&B Management Corp., a New Jersey corporation, Sulgrave Realty Corporation, a New Jersey corporation, Wilmart Development Corp., a New Jersey corporation, and Leisure Centers, Inc., a Delaware corporation, as co-obligors on the Bonds (collectively, the "Company"), hereby promise to pay to the registered owner specified above or registered assigns, the principal amount specified above on March 15, 2001, subject to early redemption at the option of the registered owner of this Bond pursuant to the attached Redemption Notice, together with accrued but unpaid interest. Interest on the unpaid balance of this Bond shall be payable monthly on the 15th day of each month hereafter, at the rate of 11% per annum from the date hereof through March 15, 1997, 11.5% per annum from March 16, 1997 through March 15, 1999 and 12% per annum from March 16, 1999 through March 15, 2001 or until the entire principal amount of this Bond shall have been paid. Interest on any overdue principal and on any overdue installment of interest (to the extent permitted under applicable law), shall be payable monthly at a rate equal to the interest rate per annum then being borne by the Bond until paid, or, at the option of the holder hereof, on demand. Interest shall be computed on the basis of a year of 360 days.

                    Payments of principal and interest shall be made in lawful money of the United States of America by check mailed to the registered owner of this Bond at the registered owner's address as it appears in the register.

                    This Bond is one of the Series 1, Short Term Step-Up Bonds due March 15, 2001 of the Company (the "Bonds"), originally issued in the principal amount of $------------ pursuant to the Subscription Agreement, dated as of -------------------, 19-- (the "Subscription Agreement"), between the Company and the purchaser named therein, the Bank Agreement, dated as of December 15, 1994 (the "Bank Agreement") between the Company and The Bank of New York (the "Bank") and the Confidential Private Placement Memorandum of the Company dated December 16, 1994, as amended from time to time (the "Memorandum"). Reference is hereby made to the Subscription Agreement, the Bank Agreement and the Memorandum and to all amendments and supplements thereto for a description of the terms and conditions upon which this Bond is issued and the rights, duties and obligations of the Company, the Bank and the holder of this Bond. Copies of the Subscription Agreement, the Bank Agreement and the Memorandum are on file in the principal corporate trust office of the Bank.

                    This Bond will be without recourse to the general partners of J&B Management Company or the shareholders of J&B Management Corp., Sulgrave Realty Corporation, Wilmart
          Development Corp. and Leisure Centers, Inc.

                    This Bond shall be governed by the laws of the State of New Jersey.

                    IN WITNESS WHEREOF, the Company has caused this Bond to be executed by its partner or officer thereunto duly authorized, the day and year first above written.

                              J&B MANAGEMENT COMPANY


                              By:----------------------------------
                              Title:  General Partner


                              J&B MANAGEMENT CORP.


                              By:----------------------------------
                              Title:


                              SULGRAVE REALTY CORPORATION


                              By:----------------------------------
                              Title:


                              WILMART DEVELOPMENT CORP.


                              By:----------------------------------
                              Title:


                              LEISURE CENTERS, INC.


                              By:----------------------------------
                              Title:

                            CERTIFICATE OF AUTHENTICATION


                    This Bond is one of the Bonds of the issue described in the within mentioned Bank Agreement.

                                        THE BANK OF NEW YORK


                                        By:--------------------------------
                                                  Authorized Signatory

                                        Date of Authentication:-----------



                                      ASSIGNMENT

                    FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto -------------------------- the within Bond and does hereby irrevocably constitute and appoint ------------------
          - attorney to transfer the said Bond on the books kept for registration thereof, with full power of substitution in the premises.



          Date:----------------                   -------------------------


          Signature Guaranteed:


          ---------------------


          NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

                                  REDEMPTION NOTICE

                          FOR REDEMPTION ON MARCH 15, 1997

          To exercise the right to cause the Company to redeem all or any portion (in integral multiples of $5,000) of this Bond on March 15, 1997, complete and sign the following Redemption Notice and deliver this certificate to The Bank of New York, 101 Barclay Street, New York, New York 10286, attention: Corporate Trust Trustee Administration (or its successor) ("Bank") not earlier than December 16, 1996 and not later than 5:00 P.M., Eastern Standard Time, on January 15, 1997. Any Redemption Notice so delivered to the Bank may not be revoked or canceled without the written consent of the Company.

               PLEASE TAKE NOTICE that the registered owner of this Bond elects to cause $------,000 in principal amount of this Bond to be redeemed on March 15, 1997. Such principal amount, plus accrued interest thereon, if any, should be mailed to the registered owner at the following address:
          ----------------------------------------------------------------

          ----------------------------------------------------------------

          If less than the entire principal amount of this Bond is to be redeemed, a certificate registered in the name of the registered owner representing the principal amount not to be redeemed should be mailed to the following address:
          ----------------------------------------------------------------

          ----------------------------------------------------------------

          Date: ________      ____________________________________________
                              Signature of registered owner or duly
                               authorized agent or attorney

          (If an agent or attorney signs, attach the power of attorney or other proof of appointment or authority. All signatures must be guaranteed by a commercial bank or trust company having an office in the United States of America. Addresses must be printed or typewritten.)



                           FOR REDEMPTION ON MARCH 15, 1999

          To exercise the right to cause the Company to redeem all or any portion (in integral multiples of $5,000) of this Bond on March 15, 1999, complete and sign the following Redemption Notice and deliver this certificate to The Bank of New York, 101 Barclay Street, New York, New York 10286, attention: Corporate Trust Trustee Administration (or its successor) ("Bank") not earlier than December 15, 1998 and not later than 5:00 P.M., Eastern Standard Time, on January 15, 1999. Any Redemption Notice so delivered to the Bank may not be revoked or canceled without the written consent of the Company.

               PLEASE TAKE NOTICE that the registered owner of this Bond elects to cause $------,000 in principal amount of this Bond to be redeemed on March 15, 1999. Such principal amount, plus accrued interest thereon, if any, should be mailed to the registered owner at the following address:
          -----------------------------------------------------------------

          -----------------------------------------------------------------

          If less than the entire principal amount of this Bond is to be redeemed, a certificate registered in the name of the registered owner representing the principal amount not to be redeemed should be mailed to the following address:
          ----------------------------------------------------------------

          ----------------------------------------------------------------

          Date:____________      _________________________________________
                                  Signature of registered owner or duly
                                    authorized agent or attorney

          (If an agent or attorney signs, attach the power of attorney or other proof of appointment or authority. All signatures must be guaranteed by a commercial bank or trust company having an office in the United States of America. Addresses must be printed or typewritten.)